UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 29, 1996

                              Alltrista Corporation

           State of Indiana Commission File Number 0-21052 35-1828377

                      345 South High Street, P. O. Box 5004
                           Muncie, Indiana 47307-5004

       Registrant's telephone number, including area code: (317) 281-5000
   --------------------------------------------------------------------------


The Exhibit index is on Page 8 of 8                         Page 1 of 8

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the terms of an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of April 29, 1996 and effective April 26, 1996, between Alltrista Corporation (the "Registrant") and U.S. Can Corporation ("U.S. Can"), the Registrant sold its Metal Services Company plants, real estate, equipment, and coatings and inks inventory to U.S. Can for approximately $14.9 million (the "Purchase Price").

The Registrant used $9.6 million of the Purchase Price to reduce outstanding indebtedness. The balance of the Purchase Price is being held in escrow until title to the real estate is legally transferred to U.S. Can and, upon receipt, will also be used to reduce outstanding indebtedness. Until title to the real estate located in Chicago, Illinois; Baltimore, Maryland; and Birmingham, Alabama is transferred to U.S. Can, the Registrant and U.S. Can have entered into a Purchase and Lease Agreement to allow U.S. Can to begin operations in the plants located on the real estate.

The Registrant will retain all accounts receivable and inventory, other than coatings and inks, as well as all accounts payable and substantially all other liabilities accrued prior to April 26, 1996. The Registrant expects to receive approximately $15 million, primarily during the remainder of 1996, from the sale of the retained inventory to former customers or U.S. Can and the collection of the accounts receivable less amounts required to settle the accounts payable and other liabilities.

The Registrant also agreed to not compete with U.S. Can for a period of five years in the tin plate cutting, tin plate decoration and/ or tin mill products service center businesses.

Pursuant to the terms of a Sales Agent Agreement (the "Sales Agent Agreement"), dated as of April 29, 1996, between the Registrant and U.S. Can, the Registrant retained U.S. Can (the "Agent") to serve as its non-exclusive sales agent in connection with the sale of the retained inventory owned by the Registrant. The Agent shall serve until the earlier of the date on which the Registrant and Agent mutually agree to terminate the Sales Agent Agreement or the date on which all of the Registrant's retained inventory has been sold. The Agent has also agreed to use the equipment purchased from the Registrant to convert the Registrant's work-in-process and raw materials inventory into finished goods. In return for the Agent's conversion of the work-in-process and raw materials into finished goods, the Registrant shall reimburse the Agent for the conversion costs plus a mark-up.

Pursuant to the terms of a Tin Plate Purchase Agreement (the "Tin Plate Purchase Agreement"), dated as of April 29, 1996 between the Registrant and U.S. Can, Registrant agreed to purchase all of its requirements for cut, decorated and coated tin plate ("tin plate") in the United States from U.S. Can for the period of five years. The Registrant uses tin plate in the manufacture of closures for its home canning business.

The following description of the Asset Purchase Agreement is qualified in its entirety by reference to the agreement, which has been filed as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (b)  Pro forma financial information.

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following Pro Forma Consolidated Financial Statements for the three years ended December 31, 1995 give effect to the sale of the property, plant and equipment and coatings and inks inventories of Metal Services Company and the Registrant's future sale to its customers of the retained inventory, collection of the accounts receivable and settlement of the retained liabilities of Metal Services Company. The pro forma adjustments are based on available information and upon certain assumptions that the Registrant believes are reasonable under the circumstances. The pro forma financial information should be read in conjunction with the December 31, 1995 audited Consolidated Financial Statements of the Registrant.

The Pro Forma Consolidated Balance Sheet and Pro Forma Consolidated Statements of Income include allocations, assumptions and approximations and, therefore, do not reflect in precise numerical terms the impact of the transaction on the historical financial statements. In addition, such pro forma statements should not be used as a basis for forecasting the performance of the continuing operations of the Registrant.

The pro forma adjustments made in the preparation of the Pro Forma Consolidated Balance Sheet assume that the sale of certain assets of Metal Services Company had been consummated at March 31, 1996. The adjustments related to the Pro Forma Consolidated Statements of Income assume that the sale of the property, plant and equipment and coatings and inks inventories of Metal Services Company had been consummated as of January 1, 1993.


                              Alltrista Corporation
                             Pro Forma Balance Sheet
                              As of March 31, 1996
                                 (in thousands)
                                                               (Unaudited)
                                 ---------------------------------------------------------------
                                 Consolidated,      Sale of           Other
                                  As Reported        Assets        Adjustments       Pro Forma
                                 --------------  -------------    -------------    -------------
ASSETS                                                (a)
Current assets
Cash and cash equivalents         $   1,464      $               $                  $   1,464
Net assets held for sale             12,621        (12,621)
Accounts receivable, net             41,390                            (8,396)  (b)    32,994
Inventories                          54,145                           (15,471)  (b)    38,674
Deferred taxes on income              2,849                              (858)  (d)     1,991
Prepaid expenses                        646                               (43)  (b)       603
Net current assets related to
    discontinued operation                                             13,958  (b),(d) 13,958 (c)
                                 -------------  -------------    -------------    -------------
   Total current assets             113,115        (12,621)           (10,810)         89,684
                                 -------------  -------------    -------------    -------------
Property, plant and equipment       149,538                                           149,538
Accumulated depreciation           (100,934)                                         (100,934)
                                 -------------    -------------    -------------    -------------
                                     48,604                                            48,604
Intangibles and other assets         18,519                                            18,519
                                 -------------    -------------    -------------    -------------
Total assets                       $180,238          ($12,621)       ($10,810)       $156,807
                                 =============    =============    =============    =============

LIABILITIES AND SHAREHOLDERS'
    EQUITY
Current liabilities
Notes payable                     $  24,025          ($14,398)       $              $   9,627
Accounts payable                     19,925                            (7,512)(b)      12,413
Other current liabilities            15,955                            (1,855)(b),(d)  14,100
                                 -------------    -------------    -------------    -------------
    Total current liabilities        59,905           (14,398)         (9,367)         36,140
                                 -------------    -------------    -------------    -------------

Noncurrent liabilities
Long-term debt                       30,000                                            30,000
Deferred taxes on income                688                              (820)(d)        (132)
Other noncurrent liabilities          7,626                               508 (b),(e)   8,134
                                 -------------    -------------    -------------    -------------
    Total noncurrent liabilities     38,314                              (312)         38,002
                                 -------------    -------------    -------------    -------------
Shareholders' equity                 82,019             1,777          (1,131)(d),(e)  82,665
                                 -------------    -------------    -------------    -------------
Total liabilities and
    shareholders' equity           $180,238          ($12,621)       ($10,810)       $156,807
                                 =============    =============    =============    =============

FOOTNOTES
a. Represents payment to the Registrant by U.S. Can for certain of Metal Services' assets. The proceeds will be used to reduce borrowings.
b. Represents adjustment to reclassify receivables, inventories, accounts payable and other liabilities relating to the Metal Services Company to net current assets related to discontinued operation.
c. Registrant expects to collect the proceeds from the liquidation of the net current assets related to discontinued operations primarily during the remainder of 1996 and use them to reduce outstanding indebtedness.
d.  Pro Forma adjustment to reflect the tax effect of the sale.
e.  Includes $700 curtailment loss resulting from the sale.


                                                Alltrista Corporation
                                            Pro Forma Statement of Income
                                        For the year ended December 31, 1995
                                                   (in thousands)

                                                                           (Unaudited)
                                                         -------------------------------------------------
                                        Consolidated,       Operation           Other
                                         As Reported        Sold (-)       Adjustments(+)      Pro Forma
                                       --------------    --------------  -----------------   -------------
Net sales                               $   301,140       $    79,682 (a)    $               $   221,458
Costs and Expenses
    Cost of sales                           234,217            72,555 (a)                        161,662
    Selling, general and
        administrative expenses              38,573             6,461           1,144 (b)         33,256
    Unusual items                             5,910             3,480                              2,430
                                       --------------    --------------   --------------    --------------
Operating earnings (loss)                    22,440            (2,814)         (1,144)            24,110
Interest expense, net                         3,342                            (1,749)(d)          1,593
                                       --------------    --------------   --------------    --------------
Income (loss) before income taxes            19,098            (2,814)           (605)            22,517
Provision for income taxes                   (7,599)                           (1,337)(c),(d)     (8,936)
                                       --------------    --------------   --------------    --------------
Net income (loss)                      $     11,499       $    (2,814)       $   (732)        $   13,581
                                       ==============    ==============   ==============    ==============

Per share of common stock:
   Primary earnings per share            $     1.44                                           $    1.70
   Fully diluted earnings per share      $     1.44                                           $    1.70

Weighted average shares outstanding:
    Primary                                   7,996                                               7,996
    Fully diluted                             8,012                                               8,012


FOOTNOTES
a. Sales to Consumer Products Division, previously eliminated in consolidation, have been removed.
b. General management and administrative allocation, previously allocated by the Company.
c. Income taxes have been provided at approximately the Company's effective tax rate.
d. Interest expense has been reduced by the amount obtained by applying the Company's annual average borrowing rate to the sum of the annual average working capital and the $14,398 of proceeds received in 1996 on the sale of assets.


                              Alltrista Corporation
                   Pro Forma Consolidated Statement of Income
                      For the year ended December 31, 1994
                                 (in thousands)

                                                                             (Unaudited)
                                                       -----------------------------------------------------------
                                      Consolidated,         Operation           Other
                                       As Reported          Sold (-)        Adjustments (+)      Pro Forma
                                   ----------------    ----------------    --------------    ----------------
Net sales                           $      296,202      $       88,424 (a)   $                  $    207,778
                                   ----------------    ----------------    --------------    ----------------
Costs and Expenses
    Cost of sales                          227,487              79,970 (a)            72 (b)         147,589
    Selling, general and
        administrative expenses             38,507               6,486             1,516 (b)          33,537
                                   ----------------    ----------------    ----------------    ----------------
Operating earnings (loss)                   30,208               1,968            (1,588)             26,652
Interest expense, net                        2,700                                (1,820)(d)             880
Other expense                                  400                                                       400
                                   ----------------    ----------------    ----------------    ----------------
Income (loss) before income taxes           27,108               1,968               232              25,372
Provision for income taxes                 (10,980)                                  691(c),(d)     (10,289)
                                   ----------------    ----------------    ----------------    ----------------
Net income                         $        16,128      $        1,968       $       923         $    15,083
                                   ================    ================    ================    ================

Per share of common stock:
   Primary earnings per share            $    2.07                                               $      1.93
   Fully diluted earnings per share      $    2.07                                               $      1.93

Weighted average shares outstanding:
    Primary                                  7,798                                                     7,798
    Fully diluted                            7,797                                                     7,797


FOOTNOTES

a. Sales to Consumer Products Division, previously eliminated in consolidation, have been removed.
b. General management and administrative allocation, previously allocated by the Company.
c. Income taxes have been provided at approximately the Company's effective tax rate.
d. Interest expense has been reduced by the amount obtained by applying the Company's annual average borrowing rate to the sum of the annual average working capital and the $14,398 of proceeds received in 1996 on the sale of assets.


                              Alltrista Corporation
                   Pro Forma Consolidated Statement of Income
                      For the year ended December 31, 1993
                                 (in thousands)
                                                                        (Unaudited)
                                                     -------------------------------------------------------
                                  Consolidated,         Operation              Other
                                   As Reported           Sold (-)          Adjustments(+)       Pro Forma
                                 --------------      ---------------      ----------------  ----------------
Net sales                          $   278,643           $  85,383 (a)        $                $   193,260
                                 --------------      ---------------      --------------    ----------------
Costs and Expenses
    Cost of sales                      215,875              78,339 (a)             160  (b)        137,696
    Selling, general and
        administrative expenses         35,812               7,000               1,482  (b)         30,294
                                 --------------      ---------------      --------------    ----------------
Operating earnings (loss)               26,956                  44              (1,642)             25,270
Interest expense, net                    3,232                                  (1,441) (d)          1,791
Other expense                              627                                                         627
                                 --------------      ---------------      --------------    ----------------
Income (loss) before income taxes       23,097                  44                (201)             22,852
Provision for income taxes              (9,653)                                     71(c),(d)       (9,582)
                                 --------------      ---------------      --------------    ----------------
Income before effect of
     accounting change            $     13,444        $         44           $    (130)       $     13,270
                                 ==============      ===============      ==============    ================

Per share of common stock:
  Primary earnings per share       $     1.78                                                   $     1.76
  Fully diluted earnings per share $     1.77                                                   $     1.75

Weighted average shares outstanding:
    Primary                             7,546                                                        7,546
    Fully diluted                       7,572                                                        7,572



FOOTNOTES
    a. Sales to Consumer Products Division, previously eliminated in consolidation, have been removed.
    b. General management and administrative allocation, previously allocated by the Company.
    c. Income taxes have been provided at approximately the Company's effective tax rate.
    d. Interest expense has been reduced by the amount obtained by applying the Company's annual average borrowing rate to the sum of the annual average working capital and the $14,398 of proceeds received in 1996 on the sale of assets.

(c)  Exhibits included

     2.1  Asset Purchase Agreement

     99.1  Press Release dated April 29, 1996 issued by Alltrista Corporation.

     See Exhibit Index.




                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 ALLTRISTA CORPORATION
                                                    (Registrant)



                                  By:  /s/ Thomas B. Clark
                                     --------------------------------
                                           Thomas B. Clark
                                           President and Chief Executive Officer
                                           May 14, 1996

                              ALLTRISTA CORPORATION
                                    FORM 8-K
                                  EXHIBIT INDEX

Exhibit      Description
- --------     -----------------------------------
EX-2.1       Asset  Purchase   Agreement  dated  April  29,  1996  between
             Alltrista Corporation and U.S. Can Corporation. The schedules and exhibits of the Asset Purchase Agreement have been omitted. The
             Company will provide such schedules and exhibits supplementally upon request of the Commission.

             The omitted schedules and exhibits are as follows:

              Schedules

              1.1               List of Assets Sold
              1.2               Excluded Assets
              1.5               Assumed Liabilities
              1.6               Transferred Employees
              1.8               Purchase Price Allocation
              2.3               Consents and Approvals
              2.6               Undisclosed Liabilities
              2.7               Certain Changes or Events
              2.8               Real Property
              2.9               Patents and Trademarks
              2.10              Insurance
              2.11              Contracts
              2.12              Litigation
              2.15              Environmental Matters
              2.16              Employee Benefits
              2.18              Employment Agreements
              2.19              Labor Matters

              Exhibits

              7.1.1             Form of Seller's Legal Opinion

              7.1.2             Form of Buyer's Legal Opinion

              7.3               Form of Purchase and Lease Agreement

              7.4               Form of Tin Plate Purchase Agreement

              7.5               Form of Sales Agent Agreement

              7.6               Form of Technology License Agreement

              7.15              Form of Escrow Agreement

EX-99.1      Press Release dated April 29, 1996 issued by Alltrista Corporation.

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